EXHIBIT 99.1

                  CERTIFICATION PURSUANT TO
                   18 U.S.C. SECTION 1350,
                   AS ADOPTED PURSUANT TO
    SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Williams Industries, Incorporated (the "Company") on Form 10-Q for the quarter ending April 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Frank E. Williams, III, the Chairman of the Company, certify, pursuant to and for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section
13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in
all material respects, the financial condition and results of operations of the Company.


Date June 11, 2003                   /s/ Frank E. Williams, III
     -------------                   -----------------------
                                     Frank E. Williams, III
                                     Chairman of the Board,
                                     President,
                                     Chief Executive Officer,
                                     Chief Financial Officer